August 19, 1999

TO: Purchasers of Units (each a "Lender" and collectively the "Lenders") consisting of $200,000 principal amount of 16% Senior
Secured Notes of World Wireless Communications, Inc. (the
"Company").

      Re:  Waiver of Interest Default under Agreements
           -------------------------------------------

Ladies and Gentlemen:

      Reference is made to the Loan Agreement between the Lenders and the Company dated as of May 14, 1999 (the "Agreement"), including each note attached thereto as Exhibit A (the "Note"), and the Pledge/Security Agreement attached thereto as Exhibit B (the
"Pledge/Security Agreement").

      As an inducement for the Company to consummate an offering of its common stock pursuant to the Confidential Private Placement
Memorandum dated January 24, 1999, as amended (the "Offering"), the Company and each Lender agree as follows:

      1. The Company hereby delivers to each Lender his, her or its pro rata share of 50,000 shares of the Company's common stock, which are subject to applicable securities laws restrictions, receipt of which is hereby acknowledged.

      2. The parties agree that the interest due on the Note held by the Lenders who are signatories hereto as of August 15, 1999 shall be deferred until November 15, 1999 and shall become due and payable on such date, together with the interest otherwise due on each Note on such date.

      3. In consideration thereof, each Lender unconditionally and irrevocably waives the Company's default under Sections 1, 3(a) and 4(a), of each Note and Section 2.2(c)(i) of the Pledge/Security Agreement, including, without limitation, any and all rights and remedies set forth therein, effective as of the date hereof.

      Except as amended as set forth herein, the Agreement, each Note and the Pledge/Security Agreement shall continue in full force and effect.

      If this letter accurately sets forth our understanding, please sign your name below and return your signed original to us immediately.

                  Very truly yours,

                  WORLD WIRELESS COMMUNICATIONS, INC.

                  By:     /s/ David D. Singer
                          -------------------
                          David D. Singer, President

AGREED:

LANCER OFFSHORE, INC.                    THE ORBITER FUND


By:     S/s Michael Lauer                 By:    /s/ Michael Lauer
        ------------------------                 ------------------------
        Michael Lauer, President                 Michael Lauer, President


STERLING TECHNOLOGY PARTNERS, LLC


By:     /s/ Bruce D. Cowen
        -------------------------
        Bruce D. Cowen, President
                                                 /s/ James Kelly
                                                 ------------------------
                                                 James Kelly


                                                 /s/ Kathryn Braithwaite
                                                 -------------------------
                                                 K.R. Braithwaite

 August 19, 1999

 TO: Purchasers of Units (each a "Lender" and collectively the "Lenders") consisting of $200,000 principal amount of 16% Senior Secured Notes of World Wireless Communications, Inc. (the "Company").

       Re:  Waiver of Default under Agreements
            ----------------------------------

 Ladies and Gentlemen:

       Reference is made to the Loan Agreement between the Lenders and the Company dated as of May 14, 1999 (the "Agreement"), including each note attached thereto as Exhibit A (the "Note"), and the Pledge/Security Agreement attached thereto as Exhibit B (the "Pledge/Security Agreement").

       As an inducement for the Company to consummate an offering of its common stock pursuant to the Confidential Private Placement Memorandum dated January 24, 1999, as amended (the "Offering"), the Company and each Lender agree as follows:

       1. The Company hereby delivers to each Lender his, her or its pro rata share of default stock purchase warrants to purchase an aggregate of 300,000 shares of the Company's common stock at an exercise price of $0.25 per share in the form of Exhibit 2 to the Pledge/Security Agreement, receipt of which is hereby acknowledged.

       2. In addition to the foregoing, the Company hereby delivers to each Lender his, her or its pro rata share of 200,000 shares of the Company's common stock, which are subject to applicable securities laws restrictions, receipt of which is hereby acknowledged.

       3,   Section 3(b) of each Note shall be amended to read as follows effective as of May 14, 1999:

       "Notwithstanding anything contained herein to the contrary, this Note shall be mandatorily prepaid in an amount equal to 25% of the gross proceeds received by the Maker from any and all closings of an offering of its securities, whether through one or more private placement or secondary public offerings, which prepayment shall be made upon the closing of any such offering, any gross proceeds received by the Company from any such offering on or before December 31, 1999 shall be due and payable on December 31, 1999."

       4. Section 5.6 of the Pledge/Security Agreement shall be amended to read as follows, effective as of May 14, 1999:

       "Additional Remedies upon Certain Defaults. Notwithstanding anything contained in this Agreement to the contrary, if there is an event of default under Section 2.2(c)(v) hereof and as the exclusive remedy in such case. Pledgor shall grant to each Pledgee his pro rata share (computed based on the ratio of the principal amount of his Note to the principal amount of all Notes originally issued) of additional warrants, substantially in the form attached hereto as Exhibit 2, to purchase additional shares of the common stock of Pledgor (the "Default Warrant Shares") at the rate of Three Hundred Thousand (300,000) Default Warrant Shares for each such event of default under
      Section 2.2(c)(v) hereof; provided, however, that the number of Default Warrant Shares shall not exceed Nine Hundred Thousand (900,000) of such shares in the aggregate. The representations and warranties of each Pledgee set forth in Section 3 of such Pledgee's Subscription Agreement shall be true and correct with respect to such Default Warrant Shares on the date of such grant and as the exclusive remedy in such case after 2.2(c)(v) hereof."

       In consideration of the foregoing amendments, each Lender unconditionally and irrevocably waives the Company's default under Sections 3(b), 4(a), 4(b) and 4(e)(i) of each Note and Section 2.2(c)(i), (ii), and
 (v)(i) of the Pledge/Security Agreement, including, without limitation, any and all rights and remedies set forth therein, effective as of the date hereof.

       Except as amended as set forth herein, the Agreement, each Note and the Pledge/Security Agreement shall continue in full force and effect.

       If this letter accurately sets forth our understanding, please sign your name below and return your signed original to us immediately.

                   Very truly yours,

                   WORLD WIRELESS COMMUNICATIONS, INC.


                   By:  /s/ David D. Singer
                        ---------------------------------
                        David D. Singer, President

 AGREED:

 LANCER OFFSHORE, INC.                    THE ORBITER FUND


 By:   /s/ Michael Lauer                   By: /s/ Michael Lauer
       ---------------------------         --------------------------
       Michael Lauer, President            Michael Lauer, President

 THE McCLOSKEY TRUST                       STERLING TECHNOLOGY PARTNERS, LLC


 By:  /s/ Thomas D. McCloskey              By: /s/ Bruce D. Cowen
      ----------------------------         ----------------------------
      Thomas D. McCloskey, Jr., Trustee    Bruce D. Cowen, President

                                            /s/ James Kelly
                                            ---------------------------
 DPM INVESTMENT CORP.                       James Kelly


 By: /s/ Thomas D. McCloskey                /s/ Kathryn Braithwaite
     ------------------------------         ----------------------------
     Thomas D. McCloskey, Jr. , V.P.        K.R. Braithwaite


 FRYING PAN PARTNERS, LLC.                  CJL INVESTMENTS, LLC


 By: /s/ David L. Marrs                     By:  /s/ John H. Perry
     -------------------------------        ----------------------------
 David L. Marrs, Member                     John H. Perry, III, Managing-Member